SUPPLEMENT

DATED MAY 30, 2014 TO

THE HARTFORD GROWTH ALLOCATION FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS DATED MARCH 1, 2014

Effective as of May 31, 2014, Hartford Funds Management Company, LLC (“HFMC”) will terminate the sub-advisory agreement between HFMC and Wellington Management Company, LLP (“Wellington Management”), with respect to The Hartford Growth Allocation Fund (the “Fund”).  Effective that same date, HFMC will assume day-to-day management of the Fund and Wellington Management will no longer serve as the sub-adviser to the Fund. Therefore, effective as of May 31, 2014, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

1.                                      All references to Wellington Management and “the sub-adviser” in the above-referenced Summary Prospectus and Prospectus are deleted and replaced with Hartford Funds Management Company, LLC and “the Investment Manager,” respectively.

2.                                      The Fund’s portfolio manager will be as follows:

Vernon J. Meyer, CFA, Managing Director and Chief Investment Officer of the Investment Manager and Chairman of the Investment Manager’s Investment Oversight Committee.  Mr. Meyer has over 21 years of professional investment experience managing the money manager evaluation, selection and overall due diligence process.  Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.

3.                                      HFMC will voluntarily waive 0.015% of the Fund’s contractual management fee. This waiver will remain in effect until such time as it is revoked by HFMC, in its sole discretion.

4.                                      In connection with the termination of Wellington Management as sub-adviser to the Fund, HFMC has determined to modify the underlying funds in which the Fund invests (the “Underlying Funds”). Therefore, the list of Underlying Funds to which the Fund may allocate its assets will be deleted in its entirety and replaced with the following: Hartford Global Capital Appreciation Fund, Hartford Global Equity Income Fund, Hartford Multi-Asset Income Fund, The Hartford World Bond Fund, The Hartford MidCap Fund, The Hartford Emerging Markets Research Fund, The Hartford MidCap Value Fund, The Hartford Small Company Fund, and Hartford Real Total Return Fund.  HFMC expects that the re-allocation to the revised list of Underlying Funds will occur over a period of weeks. The Fund may in the future invest in other Underlying Funds.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

HV-7198	May 2014